UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 17, 2008
American Apparel, Inc.
(Exact name of registrant as specified in its charter)
Delaware 001-32697 20-3200601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
747 Warehouse Street, Los Angeles, California90021-1106
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(213) 488-0226
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 17, 2008, American Apparel, Inc. issued a press release announcing its results of operations for the fourth quarter of 2007 and for the fiscal year ended December 31, 2007. The press release is furnished herewith as Exhibit 99.1. The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

The information set forth under Item 2.02 of this report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Press release, dated March 17, 2008, of American Apparel, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Date: March 17, 2008	By:	/s/ Ken Cieply
		Name:	Ken Cieply
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 17, 2008, issued by American Apparel, Inc.